Exhibit 99.1
Trinity Industries, Inc. First Dallas Securities 12th Semi-Annual Investor Forum

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Trinity's Multi-Industry Market Leadership Strategy Construction Products Group Energy Equipment Group Inland Barge Group Rail Group Rail Leasing and Management Services Group

Trinity's Key Market Leadership Positions Trinity's Construction Products Group Largest full-line highway guardrail and crash cushion manufacturer in the U.S. Leading producer of concrete and aggregates in Texas Trinity's Energy Equipment Group Leading full line LPG tank manufacturer in the North America Leading manufacturer of structural wind towers in the U.S. Trinity's Inland Barge Group Largest barge manufacturer in the U.S. Largest fiberglass hopper barge cover manufacturer in the U.S. Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupler manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services

Strong Industry Dynamics Railcar and Barge Industry Fundamentals are Strong Railcar and Barge fleet utilization is very high Growth of the economy Increased demand for coal, grain, cement, aggregates, and other basic materials Replacement cycle is a key influencer on demand 44% of railcars, or approximately 700,000 railcars, are over 25 years old 39% of hopper barges and 60% of tank barges are 21+ years old Strong backlog Trinity's Rail backlog was 29,320 railcars at Q2 06 vs. approximately 17,500 at Q2 05 Trinity's Barge backlog was $487mm at Q2 06 vs. $253mm at Q2 05 Ethanol growth has increased demand Oil prices are increasing demand for cost-efficient rail & barge shipping Construction Products Group is Benefiting from Passage of the Federal Highway Bill Six-year, $286 billion vs. $218 billion in the previous Bill Directly impacts Trinity's Concrete, Aggregates, Highway Safety, and Structural Bridge businesses Energy Equipment Group is benefiting from the Passage of the Energy Bill Provides a tax credit for Wind Energy for 2006 and 2007

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006P 75950 2007P 67700 2008P 61250 2009P 60225 2010P 61250 2011P 61950 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and EPA reports 25 years from peak 64,700 cars per year avg. 2006P - 2011P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970's Change in tax status affected shipments

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 Age 0-5 Years 2459 6-10 Years 5461 11-15 Years 2677 16-20 Years 1306 21-25 Years 2738 26+ Years 5916 42% are 21+ years old Inland Barge Segment: Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources and company estimates; as of 12/31/2005 12% 27% 13% 6% 29% 13% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Railcar Leasing and Management Services Group Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results One-stop shopping Provides customers with financing alternatives Ideal method for introduction of new products Enhances relationships with end-users of products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity

Trinity's Lease Fleet Growth Revenue Owned Leased Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1998 6918 1513 1999 8684 1513 2000 11830 1513 2001 13280 4389 2002 15098 4364 2003 18599 7557 2004 20313 10849 2005 24877 10825 6/6/2006 27234 10253 Lease Fleet Trinity's fleet has grown from 6,900 railcars in 1998 to over 27,000 today, a 290% increase CAGR since 1998: 20%

Trinity's Key Differentiators Create a Unique Value Broad product offerings One-stop shopping for customers Minimizes product volatility Multi-industry with synergistic connections Unique customer connections Centralized cost-savings Manufacturing synergies Industry-leading position in Mexico Decades of in-country operating experience Provides benefits across multiple product lines Opportunistic approach in managing manufacturing flexibility Resources directed toward highest and best use Quick response to market changes and customer needs These differentiators provide the foundation for Trinity's strategies

Trinity's Strategic Summary Maximize earnings during the upswing Continuously search for ways to improve operating performance Diversify earnings base to stabilize cyclical downswings Expand leasing expertise Maintain a persistent and patient acquisition strategy Maintain a financial platform to support growth Direct resources in areas allowing us to quickly respond to opportunities Divest non-performing and non-core assets

EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.063 1487.3 103 50 2003 0.073 1432.8 106 125 2004 0.052 2198.1 115 200 2005 0.1 2902 291 275 LTM 6/06 0.1141 3016 451 350 2006P 0.1296 3217.242 449.311 Trinity's Financial Highlights 2005 was another growth year for Trinity, resulting in strong revenue and profitability Reported net income of $86.3mm for the year ended 12/31/05, as compared to a loss of $9.3mm in 12/31/04 Revenues jumped by 32% to $2.9 billion (the second highest ever in the Company's history), more than double 2003's $1.4 billion Majority of revenue increase was a result of internal expansion initiatives rather than acquisitions All of Trinity's North American businesses experienced double-digit percentage revenue growth and achieved profitability Trinity's Revenue Summary 2002 - LTM 6/30/06 Revenue Line 3 Revenue Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 1487.3 1487.3 2003 1432.8 1432.8 2004 2198.1 2198.1 2005 2902 2902 LTM 6/06 3180.4 3016 2006P 3258.3972 3285 Q2 06 maintained the momentum from 2005 and Trinity posted record results Reported income from continuing operations of $62.6mm in Q2 06, as compared to $20.5mm in Q2 05 Revenues increased 23% to $884mm compared to $718mm for the same period in 2005 Trinity's revenues were higher during this quarter than any quarter in the Company's history Trinity's EBITDA Summary 2002 - LTM 6/30/06 7.4% 5.2% 10.0% 14.2% ($mm) ($mm) 6.9%

Fittings Divestiture On June 9th, we announced the sale of the Fittings Group to a private equity firm Group was not a core part of our strategy The business was part of our Construction Products Group Gain of $0.29 per diluted share in Q2 06

European Rail Divestiture On August 4th, we announced the sale of our European Rail business Sale price of $30 million, plus working capital and assumption of leases Depressed market Have incurred losses in the business for several years Resources are better focused on North American opportunities